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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2002

AES RED OAK, L.L.C.
(Exact name of registrant as specified in charter)

Delaware (State of other jurisdiction of incorporation)	333-40478 (Commission file number)	54-1889658 (IRS employer identification no.)
1001 North 19th Street, Arlington, Virginia 22209, c/o The AES Corporation (703) 522-1315 (Address of principal executive offices,) (zip code and telephone number, including area code)

Item 5. Other Events

        Pursuant to Section 6.3(d) of the Trust Indenture, dated as of March 1, 2000, among AES Red Oak, L.L.C. (the "Company"), The Bank of New York, as trustee (the "Trustee") and The Bank of New York, as Depositary Bank (the "Indenture"), the Company provided notice (the "Notice") to the Trustee on July 26, 2002 that on or about July 23, 2002, the credit rating of The Williams Companies, Inc., the PPA Guarantor as defined in the Indenture, was lowered to below Investment Grade, as defined in the Indenture, by each of Moody's and S&P. As contemplated by the Indenture and the Power Purchase Agreement, as defined in the Indenture, the Company requested in writing that it be provided with alternative credit support reasonably acceptable to the Company in accordance with the terms of the Power Purchase Agreement. The Notice is attached hereto as Exhibit 99.1.

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        Some of the statements in this Form 8-K, as well as statements made by us in periodic press releases and other public communications, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "estimates," "plans," "projects," "expects," "may," "will," "should," "approximately," or "anticipates" or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. We have based these forward-looking statements on our current expectations and projections about future events based upon our knowledge of facts as of the date of this Form 8-K and our assumptions about future events.

        All statements other than of historical facts included herein, including those regarding market trends, our financial position, business strategy, projected plans and objectives of management for future operations and the anticipated commercial operation date of the facility, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors outside of our control that may cause our actual results or performance to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors, in addition to those risks discussed in our periodic filings with the SEC, include, among others, the following:

  •
  unexpected problems relating to the start-up, commissioning and performance of the facility,

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  the financial condition of third parties on which we depend, including in particular, Washington Group International, Inc. ("WGI"), Raytheon Company ("Raytheon"), Williams Energy Marketing & Trading Company (Williams Energy), and Williams Companies Inc.,

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  continued performance by WGI under the construction agreement and the Project Completion Agreement,

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  the outcome and progression of WGI's bankruptcy proceedings and their impact on us,

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  our ability to find a replacement contractor on favorable or reasonable terms, if necessary,

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  performance by Raytheon under its performance guarantee, the Project Completion Agreement, the Owner/Guarantor Supplemental Agreement, and any related agreements,

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  our ability to finance the Second Paid Extension Option, as defined herein, under the power purchase agreement, if necessary,

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  the termination of the power purchase agreement by Williams Energy in the event of a significant delay in achieving commercial operations,

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  our ability to find a replacement power purchaser on favorable or reasonable terms, if necessary,

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  an adequate merchant market after the expiration, or in the event of a termination, of the power purchase agreement,

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  capital shortfalls and access to additional capital on reasonable terms,

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  inadequate insurance coverage,

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  unexpected expenses or lower than expected revenues once commercial operations have begun,

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  environmental and regulatory compliance,

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  terrorists acts and adverse reactions to United States anti-terrorism activities, and

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  the additional factors that are unknown to us or beyond our control.

        We have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

(c)
Exhibits.

Exhibit No.	Description
99.1	Notice to Trustee pursuant to Section 6.3(d) of the Indenture

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AES RED OAK, L.L.C.
Date: July 26, 2002	By:	/s/ A.W. Bergeron A.W. Bergeron Vice President

Exhibit Index

Exhibit
99.1	Notice to Trustee pursuant to Section 6.3(d) of the Indenture

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits
SIGNATURE
Exhibit Index